UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 12, 2008

                                  BLUEFLY, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)

         Delaware                     001-14498                13-3612110
----------------------------   ----------------------   ------------------------
(State or other jurisdiction      (Commission file          (I.R.S. Employer
    of incorporation)                  number)             Identification No.)

       42 West 39th Street, New York, New York             10018
     --------------------------------------------    --------------------
      (Address of principal executive offices)          (Zip Code)

       Registrant's Telephone Number, Including Area Code: (212) 354-4900
                                                          ---------------

                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 12, 2008, Bluefly, Inc. (the "Company"), issued a press release (the "Press Release") announcing its results for the quarter ended September 30, 2008. Further details are contained in the Press Release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The  information  contained in this  Current  Report on Form 8-K and the Exhibit
99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    Exhibit No.   Description
    ------------  --------------------------------------------------------------
    99.1          Press Release dated November 12, 2008.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BLUEFLY, INC.
                                           (Registrant)

Date:  November 12, 2008                   By:  /s/ Kara B. Jenny
                                                -------------------------------
                                                Name:   Kara B. Jenny
                                                Title:  Chief Financial Officer